BARON SELECT FUNDS®

Baron Real Estate Income Fund® (the “Fund”)

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2026, as supplemented

The Summary Prospectus and Prospectus are hereby revised as follows, effective January 8, 2027:

1. The first two paragraphs under the “Principal Investment Strategies of the Fund” section for the Fund are hereby deleted and replaced in their entirety with the following:

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities of real estate income-producing issuers of any market capitalization. Real estate income-producing issuers are primarily engaged in or related to the real estate sector. These issuers generally pay dividends and include real estate investment trusts (“REITs”) and non-REIT real estate-related issuers. Investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. The Fund may invest in debt securities of publicly traded real estate issuers with a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Ratings, or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in these securities. The Fund is likely to maintain a significant portion of its assets in REITs.

2. The ninth paragraph under “Information about the Funds – Additional Investment Strategies” on page 94 of the prospectus is hereby replaced in its entirety with the following:

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. The Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Ratings, or if unrated, are judged by the Adviser to be of comparable quality. Each Fund, other than Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Income Fund may invest up to 35% of its total assets in such securities. Each of Baron Focused Growth Fund and Baron International Growth Fund may invest up to 20% of its net assets in such securities. Baron Real Estate Income Fund may invest up to 20% of its net assets in publicly traded real estate debt securities. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The SAI is hereby revised as follows:

3. The paragraph related to the Fund in the section titled “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks” on page 4 of the SAI is hereby replaced in its entirety with the following:

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Baron Real Estate Income Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of real estate income-producing issuers of any market capitalization. Real estate income-producing issuers are primarily engaged in or related to the real estate sector. These issuers generally pay dividends and include real estate investment trusts (“REITs”) and non-REIT real estate-related issuers. Investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. The Fund may invest in debt securities of publicly traded real estate issuers with a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Ratings, or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in these securities. The Fund is likely to maintain a significant portion of its assets in REITs.

4. The paragraph under the heading “Medium-And Lower-Rated Corporate Debt Securities” in the section titled “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks” on page 13 of the SAI is hereby replaced in its entirety with the following:

Medium- And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings (“S&P”) or “Baa” by Moody’s Ratings (“Moody’s”), or if unrated, are judged by the Adviser to be of comparable quality. Each Fund, other than Baron Focused Growth Fund, Baron International Growth Fund and Baron Real Estate Income Fund may invest up to 35% of its total assets in such securities. Each of Baron Focused Growth Fund and Baron International Growth Fund may invest up to 20% of its net assets in such securities. Baron Real Estate Income Fund may invest up to 20% of its net assets in publicly traded real estate debt securities. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The Adviser could be wrong in its analysis. A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower-rated corporate debt securities and adversely affect the market value of such securities and lead to increased incidences of default. Yields on medium and lower-rated corporate debt securities in the Funds’ portfolios that are interest rate sensitive can be expected to fluctuate over time.

Dated: November 9, 2026

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